Exhibit 10.3

CREATIVE EDGE NUTRITION, INC.

3276 Buford Drive, Bldg. 104, Suite 320, Buford, GA 30519

UNANIMOUS CONSENT OF DIRECTORS OF CREATUVE EDGE NUTRITION, INC. IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF CREATIVE EDGE NUTRITION, INC. (A NEVADA CORPORATION)

Pursuant to the Authority granted to directors to take action by unanimous consent without a meeting pursuant to Nevada General Corporation Law 78.315 (pursuant to the Articles of Incorporation) of Creative Edge Nutrition, Inc. (“Creative”) the Board of Directors (“Directors”) of Creative, a Nevada corporation (the “Company”), do hereby consent to adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, the Directors have been presented with the proposal to authorize the issuance of 20,000,000 shares of common stock of the Company in exchange for relief of debt owed by the Company in the amount of Twenty Thousand ($20,000) Dollars represented by a Forty Three Thousand Three Hundred Eighty Four ($43,384) Dollar Promissory Note (the “Promissory Note”) dated May 2, 2012;

WHEREAS, the Directors shall specifically authorize the issuance of 20,000,000 shares of common stock of the Company to First Trust Management;

WHEREAS, the Directors believe it is in the best interest of the Company to authorize the issuance of the common stock to First Trust Management in exchange for relief of the debt represented by the Promissory Note as set forth herein;

NOW, BE IT RESOLVED, that it is hereby authorized and approved to issue 20,000,000 shares of common stock of the Company to First Trust Management in exchange for relief of the debt represented by the Promissory Note.

GENERAL RESOLUTIONS

RESOLVED, that the officers of the Company are hereby authorized and instructed to take whatever steps necessary to effectuate the above described resolutions.

FURTHER RESOLVED, that the Promissory Note shall be restated and amended to show that a payment in the amount of $20,000 on the Promissory Note has been satisfied by the Company.

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IN WITNESS WHEREOF, the undersigned have set forth their hands in their capacity as of this 2nd day of May, 2012.

/s/ Bill Chaaban

Bill Chaaban, President, CEO, Director

/s/ Reid Stone

REID STONE, Vice President, Director

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